[LOGO]WORLDCOM

                            "Safe Harbor" Disclosure
--------------------------------------------------------------------------------

The following presentation materials contain forward-looking statements that involve risk and uncertainty, including financial, regulatory environment and trend projections

Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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                            "Safe Harbor" Disclosure
--------------------------------------------------------------------------------

All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements highlighted in your presentation slides and SEC filings by the Company


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

--------------------------------------------------------------------------------

                               Bernard J. Ebbers

                                    President
                                       and
                             Chief Executive Officer


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

--------------------------------------------------------------------------------

[LOGO]MCI WORLDCOM

                                                                    [LOGO]Sprint

                          ... A World Class Combination

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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                              Terms of the Merger
--------------------------------------------------------------------------------

o     Stock for stock transaction

o     Sprint FON common receives $76 in WorldCom common stock

o     Collar of $62.15 to $80.85

o Sprint PCS receives 1.0 share of WorldCom PCS tracking stock plus 0.1547 shares of WorldCom common stock


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                               Pricing Structure
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

For Sprint FON
--------------------------------------------------------------------------------
Fixed price of $76 within a band of prices for WorldCom of $62.15 to $80.85 and a floating price outside the band

For Sprint PCS
--------------------------------------------------------------------------------
One WorldCom PCS tracking stock plus 0.1547 shares of WorldCom common stock


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         Merger Benefits are Compelling
--------------------------------------------------------------------------------

                          Innovative deployment of new
                    technologies will bring benefits to all
                                    customers
                    Better utilization of combined networks
                         drives tremendous cost savings


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                            Overview of Transaction
--------------------------------------------------------------------------------

o     Parent-parent merger

o     All stock transaction

o     Post-merger ownership including PCS

      -     WorldCom          55%

      -     Sprint            45%

o     Board composition

      -     WorldCom          10

      -     Sprint             6


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                 Why This Deal?
--------------------------------------------------------------------------------

o     WorldCom obtains:

      -     Scope to create full range of services

      -     Scale to develop broadband networks

      -     Cost savings to fund continued investment

o     Sprint obtains

      -     Access to international end-to-end network

      -     Access to local-national CLEC

      -     Scale

      -     Synergies


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                        Highly Complementary Transaction
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                               Consumer Benefits
--------------------------------------------------------------------------------

o Aggressive, innovative competitor to AT&T / MBOCs with full range of services

      -     Friends & Family            -     PCS
      -     On-Net                      -     ION

o     Tremendous cost savings drive pricing flexibility

      -     5 cents Everyday

o     Entirely new broadband system

      -     National CLEC

      -     MMDS

o     Access to end-to-end seamless global services


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                            Impact of Mega-BOC Entry
--------------------------------------------------------------------------------

o     Mass market is compressed

      -     CA, NY, TX, FL:        20-21%

      -     Add PA, NJ, IL:        28-29%

o     MBOC entry possible in each state in 2000

o     MBOCs likely to gain 25+% upon entry

o     MBOC access charge subsidy


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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                          The Opportunity for Wireless
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

o Enhances voice service offerings for consumers, and increasingly business customers

o Ideally positions the Company for the coming wireless data explosion with Sprint PCS, SkyTel, and Metricom

                                [GRAPHIC OMITTED]


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                              Broadband Access ...
--------------------------------------------------------------------------------

                         The New Competitive Landscape

o     Over 40,000 buildings connected with high capacity circuits

o     MMDS licenses covering over 50 million households

o     DSL deployment in over 1,500 MBOC central offices

                         Proven leadership in broadband
                                   deployment


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                               Scale is Critical
--------------------------------------------------------------------------------

o     M&A transactions since WorldCom - MCI:

      -     AT&T - TCI                       $76 B

      -     SBC - Ameritech                  $72 B

      -     Bell Atlantic - GTE              $71 B

      -     Vodafone - AirTouch              $66 B

      -     AT&T - MediaOne                  $63 B

      -     Qwest - US West                  $48 B

      -     WorldCom - MCI                   $44 B

                                   Source: SDC


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                             Timing of Transaction
--------------------------------------------------------------------------------

o     WorldCom and Sprint shareholders approve merger

o     Regulatory clearances

o     Expected to close second half 2000


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                     Today's Value of $100 Invested in 1989
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed materials.]

                         MCI WorldCom          $6,105
                         BellSouth             $  462


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                    Summary
--------------------------------------------------------------------------------

Increased scale translates into shareholder value through:

      o     Cost savings

      o     More efficient deployment of capital

      o     Innovative technologies

      o     Expanded sales opportunities


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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--------------------------------------------------------------------------------

                                William T. Esrey

                                    Chairman
                                       and
                             Chief Executive Officer
                          Sprint Communications Company


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                Merger Provides:
--------------------------------------------------------------------------------

Each company with the complementary assets needed to compete in a market where scale is increasingly critical for survival Benefits to:

        -     Sprint    -------> Local access and global reach

        -     WorldCom  -------> Wireless and local operations

        -     Customers -------> Value and innovation


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         The World Continues to Change
--------------------------------------------------------------------------------

o     From a pin drop -- about clarity across distance

o     Towards "distance independence"

o     From one-dimensional products to customer-oriented service bundles


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         Premier Wireless Technologies
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

o     Combines best wireless infrastructure with premier wireline networks

o     Positions the Company to lead industry for wireless data access

o Provides nationwide broadband access alternative through MMDS and DSL deployment


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         Fixed Wireless Access Markets
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Broadband access alternative for over 50 million households


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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                              Nationwide Coverage
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

o     4 million subscribers

o     293 markets - 170 million covered POPs

o     Over 11,000 cell sites


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                        Wireless Traffic Forecast Model
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

By 2003, data traffic will be 45% of wireless traffic

                              Source: Merrill Lynch


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                Merger Provides:
--------------------------------------------------------------------------------

o     Right networks, right assets, right management at the right time

      -     End-to-end global networks

      -     Wireless, wireline

      -     Domestic to global

      -     Broadband, narrowband

o     Additional scale enhances industry-leading cost structure

      -     Enables more innovation

      -     Drives value for customers

o     Superior product set


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM
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--------------------------------------------------------------------------------

                               Scott D. Sullivan

                             Chief Financial Officer


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         Business Plan Remains On Track
--------------------------------------------------------------------------------

o     Strong revenue and EPS growth

o     Expanding margins through synergies and mix shift

o     MCI fully integrated -- cost savings ahead of plan


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                         Financial Structure Rationale
--------------------------------------------------------------------------------

o Purchase accounting and issuance of a tracking stock provides WorldCom with the best economic value and financial flexibility

o     Maximize value through issuing minimum number of shares

o     Economics, not accounting, drove deal


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                              Financial Highlights
--------------------------------------------------------------------------------

o The transaction is expected to be essentially non-dilutive to cash earnings

o     The financial structure provides a logical path to wireless -- today


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                            Logical Path to Wireless
--------------------------------------------------------------------------------

o     WorldCom PCS shares will be convertible into WorldCom common shares:

      -     After 11/23/01 at a 10% premium

      -     After 11/23/02 at relative fair value

o     WorldCom PCS turns:

                   EBITDA positive in 2000

                   EBIT positive in 2001

                   EPS positive in 2002


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                             Financial Assumptions
--------------------------------------------------------------------------------

Assumptions

o     First full year of operation is 2001

o Base line for CAGR is year 2000, which factors in two full years of MCI synergies

o     PCS financials will be highlighted separately


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                             Pro Forma Combination
--------------------------------------------------------------------------------

                             Growth Rates 2000-2004

                                       Revenue      EBITDA    Cash EPS     EPS
--------------------------------------------------------------------------------
WorldCom Standalone                    15-16%       17-18%     19-20%     22-23%
Sprint Standalone                      10-11%       15-16%     22-23%     22-23%
Pro Forma with Synergies               14-15%       19-20%     23-24%     27-28%
--------------------------------------------------------------------------------


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                 PCS Financials
--------------------------------------------------------------------------------

          2Q99 x 4 Revenues                                 $  2.9 B

          Subscribers as of 6/30                               4.0 M

          ARPU                                              $   54


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                             Pro Forma Revenue Mix
--------------------------------------------------------------------------------

                                Combined Company

   [The following table was depicted as a pie chart in the printed materials.]

                             66%    Voice
                             17%    Data
                              8%    Internet
                              3%    International
                              6%    Other

o     Plus a path to PCS

      -     Today $3 billion growing at 70 percent


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                   Synergies
--------------------------------------------------------------------------------

o     Proven track record

o     Synergies are real and achievable

o     Expand existing commercial business arrangements

o     Achieve synergy success from Day One


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                   Synergies
--------------------------------------------------------------------------------

                                                          2001-2004
               ($ Billions)                        2001   Cumulative

               Line Costs                         $ 0.5    $ 3.4
               SG&A                                 1.3      5.5
               Other                                0.1      0.8
                                                  --------------
               Total Operating                    $ 1.9    $ 9.7
                                                  ==============
               Capital Expenditures               $ 1.3    $ 5.2
                                                  ==============


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                              Capital Expenditures
--------------------------------------------------------------------------------

o     Reduced capital expenditures means lower depreciation expense

o     Capital expenditure synergies in the first year projected to be $1.3 B


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                 Credit Profile
--------------------------------------------------------------------------------

o     Stock-for-stock transaction with significant operating and cash synergies

o     Improved strategic and competitive position

o     Credit profile anticipated to be stable to improving


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                               Financial Summary
--------------------------------------------------------------------------------

o     Minimal dilution because of synergies and tracking stock

o     Economics drives the transaction, not accounting

o     Purchase accounting preserves financial flexibility


[LOGO]Sprint                                                  [LOGO]MCI WORLDCOM

                                 [LOGO]WORLDCOM